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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 7, 2004

                           ALLIED FIRST BANCORP, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


          Maryland                    0001-16763                 36-4482786
-----------------------------        ------------          ---------------------
(State or Other Jurisdiction)        (Commission             (I.R.S. Employer
      of Incorporation)                File No.)            Identification No.)


387 Shuman Boulevard, Suite 290E, Naperville, Illinois                 60563
------------------------------------------------------              ----------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (630) 778-7700
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEMS 5.    OTHER EVENTS
            ------------

       On April 7, 2004, Allied First Bancorp, Inc., the holding company for Allied First Bank located in Naperville, Illinois announced that it had completed its acquisition of Eagle's Nest Marketing Solutions located in Rockford, Illinois. Eagle's Nest provides financial institutions with loan origination call center support on a nationwide basis.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

(c) Exhibits.

             Exhibit No.               Description
             -----------               -----------

                 99                    Press release dated April 7, 2004

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ALLIED FIRST BANCORP, INC.



DATE:  April 7, 2004                   By:  /s/ Kenneth L. Bertrand
                                          ------------------------------
                                          Kenneth L. Bertrand
                                          President and Chief Executive Officer

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                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

             Exhibit No.               Description
             -----------               -----------

                 99                    Press release dated April 7, 2004